News Release

Contact:	Sandi Noah	Paul DeSantis
	Communications	Chet Fox
	(216) 682-7011	Investor Relations
	sandi.noah@omnova.com	(216) 682-7003

OMNOVA Solutions Reduces Financing Costs
And Extends Maturity with Refinancing of its Long-Term Debt

BEACHWOOD, OHIO, USA, August 29, 2016 – In a move to reduce costs, extend maturities and improve flexibility, OMNOVA Solutions Inc. (NYSE: OMN) today announced the successful refinancing of its term loan facility and senior secured revolving credit facility, and announced the redemption of its 7.875% Senior Notes due 2018 on November 1, 2016. The refinancing is expected to reduce the Company’s interest expense by approximately $2.0 million per year at current interest rates.
The amendment to the Company’s term loan facility provides for a new 7-year $350 million term loan facility, the proceeds of which will be used to refinance OMNOVA’s existing $189 million of term loans and to redeem all $150 million in aggregate principal of the Company’s outstanding 7.875% Senior Notes due 2018 on November 1, 2016. Borrowings under the amended Term Loan Credit Facility will initially bear interest at 5.25%.
Concurrently, OMNOVA renewed its senior secured revolving credit facility, extending its termination date from December 2017 to August 2021, and adjusting the amounts available for borrowing to $90 million, with the ability to borrow an additional $50 million upon the satisfaction of certain requirements. Borrowing spreads under the facility have been reduced by 0.25%. At the time of the transaction, OMNOVA had no balances related to its revolving credit facility.

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Lastly, following the amendment to its term loan facility, the Company satisfied and discharged its outstanding 7.875% Senior Notes due 2018 in accordance with the terms of the indenture by depositing the outstanding principal amount of the Senior Notes, and accrued but unpaid interest through November 1, 2016, with the Senior Note trustee. The Company anticipates delivering a notice of redemption under the indenture on or about September 2, 2016 to the current holders of Senior Notes for the redemption of all outstanding Senior Notes on November 1, 2016.
“This debt refinancing will provide significant interest savings to OMNOVA and gives us plenty of liquidity to operate our business, while increasing our flexibility to address strategic actions that will allow OMNOVA to grow,” said Paul DeSantis, OMNOVA Solutions’ Senior Vice President and Chief Financial Officer. “Key provisions include no pre-payment penalties after six months and the ability to increase borrowings with the lender’s agreement.”
Additional information regarding the refinancing agreements may be found in the Company’s 8-K filing with the Securities and Exchange Commission.
This press release includes descriptions of OMNOVA’s current business, operations, assets and other matters affecting the Company, as well as “forward-looking statements” as defined by federal securities laws. All forward-looking statements by the Company, including verbal statements, are intended to qualify for the protections afforded forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectation, judgment, belief, assumption, estimate or forecast about future events, circumstances or results and may address business conditions and prospects, strategy, capital structure, debt and cash levels, sales, profits, earnings, markets, products, technology, operations, customers, raw materials, claims and litigation, financial condition, and accounting policies among other matters. Words such as,

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but not limited to, “will,” “may,” “should,” “projects,” “forecasts,” “seeks,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “optimistic,” “likely,” “would,” “could,” “committed,” and similar expressions or phrases identify forward-looking statements.
All descriptions of OMNOVA’s current business, operations and assets, as well as all forward-looking statements, involve risks and uncertainties. Many risks and uncertainties are inherent in business generally. Other risks and uncertainties are more specific to the Company’s businesses and strategy, or to any new businesses the Company may enter into or acquire. There also may be risks and uncertainties not currently known to the Company. The occurrence of any such risks and uncertainties and the impact of such occurrences is often not predictable or within the Company’s control. Such impacts could adversely affect the Company’s business, operations or assets, as well as the Company's results and the value of your investment in the Company. In some cases, such impact could be material. Certain risks and uncertainties facing the Company are described below or in the Company’s Quarterly Report on Form 10-Q and Annual Report on Form 10-K.
All written and verbal descriptions of OMNOVA’s current business, operations and assets and all forward-looking statements attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the risks, uncertainties, and cautionary statements contained or referenced herein. All such descriptions and any forward-looking statement speak only as of the date on which such description or statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law, to publicly update or revise any such description or forward-looking statements whether as a result of new information, future events or otherwise.
The Company's actual results and the value of your investment in OMNOVA may differ, perhaps materially, from expectations due to a number of risks and uncertainties including, but not limited to: (1) the Company's exposure to general economic, business, and industry

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conditions; (2) the risk of doing business in foreign countries and markets; (3) changes in raw material prices and availability; (4) the highly competitive markets the Company serves; (5) extraordinary events such as natural disasters, political disruptions, terrorist attacks and acts of war; (6) extensive and increasing United States and international governmental regulation, including environmental, health and safety regulations; (7) the Company's failure to protect its intellectual property or defend itself from intellectual property claims; (8) claims and litigation; (9) changes in accounting policies, standards, and interpretations; (10) the actions of activist shareholders; (11) the Company's inability to achieve, or achieve in a timely manner, the objectives and benefits of cost reduction initiatives; (12) the Company's ability to develop and commercialize new products at competitive prices; (13) the concentration of OMNOVA's Performance Chemicals business and certain Engineered Surfaces market segments, among several large customers; (14) the creditworthiness of the Company's customers; (15) the failure of a joint venture partner to meet its commitments; (16) the Company's ability to identify and complete strategic transactions; (17) the Company’s ability to successfully integrate acquired companies; (18) unanticipated capital expenditures; (19) risks associated with the use, production, storage, and transportation of chemicals; (20) information system failures and breaches in security; (21) continued increases in healthcare costs; (22) the Company's ability to retain or attract key employees; (23) the Company's ability to renew collective bargaining agreements with employees on acceptable terms and the risk of work stoppages; (24) the Company's contribution obligations under its U.S. pension plan; (25) the Company's reliance on foreign financial institutions to hold some of its funds; (26) the effect of goodwill impairment charges; (27) the volatility in the market price of the Company’s common shares; (28) the
Company's substantial debt position; (29) the decision to incur additional debt; (30) the operational and financial restrictions contained in the Company's indenture; (31) a default under the Company's term loan or revolving credit facility; and (32) the Company's ability to generate sufficient cash to service its outstanding debt.

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OMNOVA Solutions provides greater detail regarding these risks and uncertainties in its 2015 Form 10-K and subsequent filings, which are available online at www.omnova.com and www.sec.gov.
OMNOVA Solutions Inc. is a global innovator of performance-enhancing chemistries and surfaces used in products for a variety of commercial, industrial and residential applications. As a strategic business-to-business supplier, OMNOVA provides The Science in Better Brands, with emulsion polymers, specialty chemicals, and functional and decorative surfaces that deliver critical performance attributes to top brand-name, end-use products sold around the world. OMNOVA’s sales for the last twelve months ended May 31, 2016 were $788 million. The Company has a global workforce of approximately 1,950. Visit OMNOVA Solutions on the internet at www.omnova.com.
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